                                                                    EXHIBIT 99.1








                        [Banc of America Securities LOGO]

--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

$1,414,840,000 CERTIFICATES (APPROXIMATE)

FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
Offered Certificates:  A-1, A-2, A-3, M-1, M-2, M-3, M-4, M-5 & M-7F

ASSET BACKED FUNDING CORPORATION
Depositor

FIRST FRANKLIN FINANCIAL CORPORATION
Originator

COUNTRYWIDE HOME LOAN SERVICING LP
Servicer

THE MURRAYHILL COMPANY
Credit Risk Manager


OCTOBER 4TH, 2004


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

>>       SUMMARY OF CERTIFICATES                                      PP. 3

>>       IMPORTANT DATES AND CONTACTS                                 PP. 4

>>       SUMMARY OF TERMS                                             PP. 6

>>       CREDIT ENHANCEMENT                                           PP. 9

>>       PASS-THROUGH RATES                                           PP. 13

>>       TRIGGER EVENTS                                               PP. 15

>>       YIELD MAINTENANCE AGREEMENT(S)                               PP. 16

>>       INTEREST AND PRINCIPAL DISTRIBUTIONS                         PP. 19

>>       DEFINITIONS                                                  PP. 22

>>       BOND SUMMARY                                                 PP. 28

>>       CAP SCHEDULES                                                PP. 32


ANNEX A
COLLATERAL INFORMATION IS LOCATED IN THE ACCOMPANYING FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10 ANNEX A


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                   SUMMARY OF CERTIFICATES
------------------------------------------------------------------------------------------------------------------------------
              Expected                             Expected WAL       Expected         Initial
             Approximate    Interest   Principal       (yrs)      Principal Window        CE                Expected
  Class      Size ($)(1)      Type        Type       CALL/MAT      (mos) CALL/MAT     Percentage            Ratings
                                                                                                   ---------------------------
                                                                                                     S&P     FITCH     DBRS
---------- ---------------- ---------- ----------- -------------- ------------------ ------------- -------- -------- ---------
   A-1        87,686,000      Float     Sen Seq     1.00 / 1.00      1-19 / 1-19        11.00%       AAA      AAA      AAA
---------- ---------------- ---------- ----------- -------------- ------------------ ------------- -------- -------- ---------
   A-2       732,323,000      Float     Sen Seq     3.00 / 3.00     19-68 / 19-68       11.00%       AAA      AAA      AAA
---------- ---------------- ---------- ----------- -------------- ------------------ ------------- -------- -------- ---------
   A-3       152,691,000      Float     Sen Seq     6.32 / 7.95    68-77 / 68-176       11.00%       AAA      AAA      AAA
---------- ---------------- ---------- ----------- -------------- ------------------ ------------- -------- -------- ---------
   M-1       79,365,000       Float       Mezz      4.55 / 4.92    37-77 / 37-130       5.45%        AA       AA        AA
---------- ---------------- ---------- ----------- -------------- ------------------ ------------- -------- -------- ---------
   M-2       32,890,000       Float       Mezz      4.53 / 4.81    37-77 / 37-110       3.15%         A        A        A
---------- ---------------- ---------- ----------- -------------- ------------------ ------------- -------- -------- ---------
   M-3       13,585,000       Float       Mezz      4.53 / 4.69     37-77 / 37-94       2.20%        A-       A-       Alow
---------- ---------------- ---------- ----------- -------------- ------------------ ------------- -------- -------- ---------
   M-4        7,150,000       Float       Mezz      4.53 / 4.57     37-77 / 37-83       1.70%       BBB+     BBB+    BBBhigh
---------- ---------------- ---------- ----------- -------------- ------------------ ------------- -------- -------- ---------
   M-5        7,150,000       Float       Mezz      4.42 / 4.42     37-76 / 37-76       1.20%        BBB      BBB      BBB
---------- ---------------- ---------- ----------- -------------- ------------------ ------------- -------- -------- ---------
   M-6        7,150,000       Float       Mezz                                    Not Offered
---------- ---------------- ---------- ----------- ---------------------------------------------------------------------------
  M-7A        3,005,000       Float       Mezz                                    Not Offered
---------- ---------------- ---------- ----------- ---------------------------------------------------------------------------
  M-7F        2,000,000       Fixed       Mezz      3.40 / 3.40      37-50 / 37-50       0.35%      BBB-      N/A      N/A
---------- ---------------- ---------- ----------- -------------- -------------------- ----------- -------- -------- ---------

 (1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.

--------------------------------------------------------------------------------

STRUCTURE:

(1) The margin on the Class A Certificates will double, the margins on the Mezzanine Certificates, other than the Class M-7F Certificates, will equal 1.5x their original margins, and the Pass-Through Rate on the Class M-7F Certificates will increase by 0.50% after the Optional Termination Date.

(2) The Certificates will be subject to the applicable Net WAC Rate as described herein.

(3) The assumed collateral balance of $1,430,000,000 used to generate bond sizes is slightly lower than the Statistical Cut-off Date Mortgage Loan Balance as it factors in assumed prepayments collected in the month of September.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PRICING SPEED
--------------------------------------------------------------------------------
ADJUSTABLE-RATE            100% ARM PPC
MORTGAGE LOANS
                           100% ARM PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.348% each month to 35% CPR in month twenty-four, and remain at 35% CPR thereafter.

FIXED-RATE                 100% FRM PPC
MORTGAGE LOANS
                           100% FRM PPC assumes that prepayments start at 2.3%
                           CPR in month one, increase by approximately 2.3% each
                           month to 23% CPR in month ten, and remain at 23% CPR
                           thereafter.
--------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                  SUMMARY OF IMPORTANT DATES
------------------------------------------------------------------------------------------------------------------------------
DEAL INFORMATION                                                     COLLATERAL INFORMATION
Expected Pricing                Week of October 4, 2004              Statistical Cut-off Date          09/01/2004
Expected Settlement             10/21/2004                           Cut-off Date                      10/01/2004
First Distribution              11/25/2004
Expected Stepdown               11/25/2007

BOND INFORMATION
                                                                                      Expected
                                                                                   Last Scheduled              REMIC
    Class        Dated Date        Initial                             Delay      Distribution Date           Maturity
                                 Accrual Days     Accrual Method       Days          Call/Mat(1)              Date(2)
     A-1         10/21/2004           0               Act/360            0         May-06 /May-06            11/25/2034
     A-2         10/21/2004           0               Act/360            0         Jun-10 / Jun-10           11/25/2034
     A-3         10/21/2004           0               Act/360            0         Mar-11 / Jun-19           11/25/2034
     M-1         10/21/2004           0               Act/360            0         Mar-11 / Aug-15           11/25/2034
     M-2         10/21/2004           0               Act/360            0         Mar-11 / Dec-13           11/25/2034
     M-3         10/21/2004           0               Act/360            0         Mar-11 / Aug-12           11/25/2034
     M-4         10/21/2004           0               Act/360            0         Mar-11 / Sep-11           11/25/2034
     M-5         10/21/2004           0               Act/360            0         Feb-11 / Feb-11           11/25/2034
     M-6                                                             Not Offered
    M-7A                                                             Not Offered
    M-7F         10/01/2004           20              30/360            24         Dec-08 / Dec-08           11/25/2034
------------------------------------------------------------------------------------------------------------------------------

(1) The Expected Last Scheduled Distribution Date is calculated based on the Pricing Speed and other modeling assumptions.

(2) The REMIC Maturity Date is the Distribution Date following the maturity date for the Mortgage Loan with the latest possible maturity date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                           CONTACTS
------------------------------------------------------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE                                         Tel:  (212) 847-5095
                                                                   Fax:  (704) 388-9677
Rob Karr                                                           robert.h.karr@bankofamerica.com
Patrick Beranek                                                    patrick.beranek@bankofamerica.com
Charlene Balfour                                                   charlene.c.balfour@bankofamerica.com
Chris Springer                                                     chris.springer@bankofamerica.com

PRINCIPAL FINANCE GROUP                                            Fax: (704) 388-9668 (Fax)
Kirk Meyers                                                        Tel:  (704) 388-3148
                                                                   kirk.b.meyers@bankofamerica.com
Rajneesh Salhotra                                                  Tel: (704) 386-1540
                                                                   rajneesh.salhotra@bankofamerica.com
Shaun Ahmad                                                        Tel:  (704) 387-2658
                                                                   shaun.ahmad@bankofamerica.com
Jorge Panduro                                                      Tel: (704) 386-0902
                                                                   jorge.a.panduro@bankofamerica.com

RATING AGENCIES
Mark Zelmanovich - Fitch                                           (212) 908-0259
                                                                   mark.zelmanovich@fitchratings.com
Monica Perelmuter - S&P                                            (212) 438-6309
                                                                   monica_perelmuter@sandp.com
Quincy Tang - DBRS                                                 (212) 635-3410
                                                                   qtang@dbrs.com
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------
ISSUER:                            First Franklin Mortgage Loan Trust 2004-FF10 (the "Trust").

TITLE OF SECURITIES:               Mortgage Pass-Through Certificates, Series 2004-FF10.

OFFERED CERTIFICATES:              The  Class  A-1,  Class  A-2  and  Class  A-3   Certificates   (together,   the  "Class  A
                                   Certificates")  and the Class M-1,  Class M-2,  Class M-3,  Class M-4, Class M-5 and Class
                                   M-7F Certificates.

NON-OFFERED CERTIFICATES           The Class M-6 and Class M-7A Certificates.

SEQUENTIAL CERTIFICATES:           The Class A-1, Class A-2 and Class A-3  Certificates.  All principal  distributions to the
                                   Sequential  Certificates  shall be paid  first,  to the Class A-1  Certificates  until the principal  balance of the Class A-1 Certificates is reduced to zero,  second, to the Class
                                   A-2 Certificates  until the principal  balance of the Class A-2 Certificates is reduced to zero,  and then to Class A-3  Certificates  until the  principal  balance of the Class A-3
                                   Certificates is reduced to zero.

MEZZANINE CERTIFICATES:            The Class M-1,  Class M-2, Class M-3, Class M-4, Class M5, Class M-6, Class M7-A and Class
                                   M7-F Certificates.

ADJUSTABLE RATE CERTIFICATES:      The Class A-1,  Class A-2,  Class A-3,  Class M-1,  Class M-2, Class M-3, Class M-4, Class
                                   M5, Class M-6 and Class M-7A Certificates.

FIXED RATE CERTIFICATES:           The Class M-7F Certificates.

CLASS M-7 CERTIFICATES:            The Class M-7A and Class M7-F Certificates.

OFFERING TYPE:                     All of the Offered Certificates will be offered publicly pursuant to a Prospectus.

DEPOSITOR:                         Asset Backed Funding Corporation.

ORIGINATOR:                        First Franklin Financial Corporation, a subsidiary of National City Corporation.

INTERIM SERVICER:                  National City Bank of Indiana.

INTERIM SERVICING PERIOD:          From the Cut-off Date to on or about November 1, 2004.

SERVICER:                          Countrywide Home Loan Servicing LP.

TRUSTEE AND CUSTODIAN:             JPMorgan Chase Bank.

CREDIT RISK MANAGER:               The Murrayhill Company.

LEAD MANAGER AND BOOKRUNNER:       Banc of America Securities LLC.

CO-MANAGERS:                       Countrywide Securities Corporation and Blaylock & Partners LP.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------
CLOSING DATE:                      On or about October 21, 2004.

TAX STATUS:                        The Offered Certificates (exclusive of the right to receive Net WAC Rate Carryover Amounts)
                                   will be designated as regular interests in one or more REMICs and, as such, will be treated as debt instruments of a REMIC for federal income tax purposes.

ERISA ELIGIBILITY:                 All of the Offered Certificates are expected to be ERISA eligible under Banc of America
                                   Securities LLC's administrative exemption from certain prohibited transaction rules granted by the Department of Labor as long as (i) conditions of the exemption under the control of the investor are met and (ii) the Offered Certificates remain in the four highest rating categories.

SMMEA ELIGIBILITY:                 Of the Offered Certificates, only the Class A and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

MINIMUM DENOMINATIONS:             $25,000 and integral multiples of $1 in excess thereof.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION DATES:                The  25th of each  month,  or if such  day is not a  business  day,  the  next  succeeding business day, beginning in November 2004.

ACCRUED INTEREST:                  The price to be paid by investors for the Adjustable  Rate  Certificates  will not include accrued interest (settle flat).

                                   The price to be paid by investors for the Fixed Rate  Certificates will include 20 days of accrued interest.

DAY COUNT:                         With respect to the Adjustable Rate Certificates, Actual/360.

                                   With respect to the Fixed Rate Certificates, 30/360.

INTEREST ACCRUAL PERIOD:           With respect to the Adjustable Rate Certificates, the period beginning with the previous
                                   Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date.

                                   With respect to the Fixed Rate Certificates, the calendar month preceding the current
                                   Distribution Date.

PAYMENT DELAY:                     With respect to the Adjustable Rate Certificates, 0 days.

                                   With respect to the Fixed Rate Certificates, 24 days.

SERVICING FEE:                     Approximately 0.50% per annum on the aggregate principal balance of the Mortgage Loans.

INTERIM SERVICING FEE:             Approximately 0.50% per annum on the aggregate principal balance of the Mortgage Loans.

CREDIT RISK MANAGER FEE:           Approximately 0.015% per annum on the aggregate principal balance of the Mortgage Loans.

STATISTICAL CUT-OFF DATE:          The close of business on September 1, 2004.

CUT-OFF DATE:                      The close of business on October 1, 2004.

MORTGAGE LOANS:                    As of the Statistical Cut-off Date, the aggregate principal balance of the Mortgage Loans is approximately $1,439,571,465.12 (the "Mortgage Loans").

                                   SEE THE ACCOMPANYING FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10 COLLATERAL ANNEX FOR
                                   ADDITIONAL INFORMATION ON THE MORTGAGE LOANS.

OPTIONAL TERMINATION DATE:         The first Distribution Date on which the aggregate principal balance of the Mortgage Loans declines to 10% or less of the aggregate principal balance of the Mortgage Loans as of the
                                   Cut-off Date (the "Cut-off Date Principal Balance").

MONTHLY SERVICER ADVANCES:         The Servicer will be obligated to advance its own funds in an amount equal to the aggregate of all payments of principal and interest (net of Servicing Fees) that were due during the related collection period on the Mortgage Loans. Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds, condemnation proceeds or liquidation proceeds.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                      CREDIT ENHANCEMENT
------------------------------------------------------------------------------------------------------------------------------
CREDIT                                 Credit  enhancement for the structure is provided by the PMI Policy,  Excess Cashflow,
ENHANCEMENT:                           overcollateralization and subordination.

                                       CREDIT ENHANCEMENT:

                                       (1)  The Class A Certificates are enhanced by the PMI Policy, Excess Cashflow, the
                                            Overcollateralization Amount and approximately 10.65% in subordinate certificates.

                                       (2)  The Class M-1 Certificates are enhanced by the PMI Policy, Excess Cashflow, the
                                            Overcollateralization Amount and approximately 5.10% in subordinate certificates.

                                       (3)  The Class M-2 Certificates are enhanced by the PMI Policy, Excess Cashflow, the
                                            Overcollateralization Amount and approximately 2.80% in subordinate certificates.

                                       (4)  The Class M-3 Certificates are enhanced by the PMI Policy, Excess Cashflow, the
                                            Overcollateralization Amount and approximately 1.85% in subordinate certificates.

                                       (5)  The Class M-4 Certificates are enhanced by the PMI Policy, Excess Cashflow, the
                                            Overcollateralization Amount and approximately 1.35% in subordinate certificates.

                                       (6)  The Class M-5 Certificates are enhanced by the PMI Policy, Excess Cashflow, the
                                            Overcollateralization Amount and approximately 0.85% in subordinate certificates.

                                       (7)  The Class M-6 Certificates are enhanced by the PMI Policy, Excess Cashflow, the
                                            Overcollateralization Amount and approximately 0.35% in subordinate certificates.

                                       (8)  The Class M-7 Certificates are enhanced by the PMI Policy, Excess Cashflow and the
                                            Overcollateralization Amount.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                      CREDIT ENHANCEMENT
------------------------------------------------------------------------------------------------------------------------------
PMI POLICY:                            The Depositor will acquire a mortgage insurance policy (the "PMI Policy") on behalf of the Trust on the Closing Date. The PMI Policy will cover a portion of certain losses down to at least 60% of the value of the mortgaged property, subject to certain limitations and exclusions, on approximately 50.61% of those Mortgage Loans in the
                                       Trust with original loan-to-value ratios in excess of 80%.

PMI POLICY PROVIDER:                   Radian Guaranty Inc.

EXPECTED CREDIT SUPPORT PERCENTAGE:
                                              Class             Initial Credit Support            After Stepdown Support
                                              -----             ----------------------            ----------------------
                                                A                      11.00%                            22.00%
                                               M-1                     5.45%                             10.90%
                                               M-2                     3.15%                              6.30%
                                               M-3                     2.20%                              4.40%
                                               M-4                     1.70%                              3.40%
                                               M-5                     1.20%                              2.40%
                                               M-6                     0.70%                              1.40%
                                               M-7                     0.35%                              0.70%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                      CREDIT ENHANCEMENT
------------------------------------------------------------------------------------------------------------------------------
EXPECTED OVERCOLLATERALIZATION         Prior to the Stepdown Date, the Overcollateralization Target Amount will be
TARGET AMOUNT:                         approximately 0.35% of the Cut-off Date Principal Balance. The Overcollateralization
                                       Target Amount on or after the Stepdown Date will be the greater of (a) approximately
                                       0.70% of the aggregate Principal Balance of the Mortgage Loans for the related
                                       Distribution Date and (b) 0.35% of the Cut-off Date Principal Balance; provided however, if a Trigger Event has occurred on the related Distribution Date, the
                                       Overcollateralization Target Amount will be equal to the Overcollateralization Target
                                       Amount for the previous Distribution Date.

OVERCOLLATERALIZATION                  The Overcollateralization Release Amount means, with respect to any Distribution Date
RELEASE AMOUNT:                        on or after the Stepdown Date on which a Trigger Event is not in effect, the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date (assuming that 100% of the Principal Remittance Amount is applied as a principal payment on such
                                       Distribution Date) over (ii) the Overcollateralization Target Amount for such
                                       Distribution Date.

OVERCOLLATERALIZATION                  As of any Distribution Date, the Overcollateralization Deficiency Amount is the
DEFICIENCY AMOUNT:                     excess, if any, of (a) the Overcollateralization Target Amount for such Distribution
                                       Date over (b) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra Principal
                                       Distribution Amount) on such Distribution Date, but prior to taking into account any
                                       Realized Losses allocated to any class of Certificates on such Distribution Date.

OVERCOLLATERALIZATION                  The Overcollateralization Amount is equal to the excess of the aggregate principal
AMOUNT:                                balance of the Mortgage Loans over the aggregate principal balance of the
                                       Certificates. On the Closing Date, the Overcollateralization Amount is expected to equal the Overcollateralization Target Amount. To the extent the Overcollateralization
                                       Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization
                                       Target Amount is reached.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                      CREDIT ENHANCEMENT
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE FUNDS:                       Available Funds will be equal to the sum of the following amounts with respect to the
                                       Mortgage Loans, net of amounts reimbursable or payable therefrom to the Servicer, or the Credit Risk Manager or the Trustee: (i) the aggregate amount of monthly payments on the Mortgage Loans due during the related collection period and received by the
                                       Servicer prior to the related determination date, after deduction of the Servicing
                                       Fee, the Credit Risk Manager Fee and the PMI Policy premium for such Distribution Date and any accrued and unpaid Servicing Fees and Credit Risk Manager Fees in respect of any prior Distribution Dates, (ii) unscheduled payments in respect of the Mortgage
                                       Loans, including prepayments, insurance proceeds, net liquidation proceeds, condemnation proceeds, recoveries and proceeds from repurchases of and substitutions for such Mortgage Loans occurring during the related prepayment period, excluding prepayment charges, (iii) on the Distribution Date on which the Trust is to be terminated in accordance with the Pooling and Servicing Agreement, the Termination
                                       Price and (iv) payments from the Servicer in connection with Advances and Compensating
                                       Interest for such Distribution Date.

EXCESS CASHFLOW:                       For the Offered Certificates on each Distribution Date is equal to the sum of (x) any
                                       Overcollateralization Release Amount and (y) the excess of the Available Funds over the sum of (i) the interest paid on the Offered Certificates and (ii) the Principal
                                       Remittance Amount.

STEPDOWN DATE:                         The earlier to occur of (i) the Distribution Date on which the aggregate certificate principal balance of the Class A Certificates has been reduced to zero and (ii) the later to occur of (a) the Distribution Date in November 2007 and (b) the first
                                       Distribution Date on which the Credit Enhancement Percentage is greater than or equal to approximately 22.00%. The Credit Enhancement Percentage is obtained by dividing (x)
                                       the sum of the aggregate certificate principal balance of the Mezzanine Certificates and the Overcollateralization Amount (before taking into account distributions of principal on such Distribution Date) by (y) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related collection period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                      PASS THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------
The Pass-Through Rate for the Fixed Rate Certificates for any Distribution Date will be the lesser of (x) the certificate interest rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

The Pass-Through Rate for each class of the Adjustable Rate Certificates for any Distribution Date will be the lesser of (x)
the related Formula Rate for such Distribution Date and (y) the related Net WAC Rate for such Distribution Date.

FORMULA RATE:                          The Formula Rate for the Adjustable Rate Certificates is the lesser of:

                                       (i)  the sum of (a) one-month LIBOR as determined for the related period and (b) the certificate margin for the applicable class; and

                                       (ii) the Maximum Cap Rate for such Distribution Date.

STEP UP COUPON:                        On each Distribution Date after the Optional Termination Date, the certificate margin for the Class A Certificates will be 2 times the related initial certificate margin, and for the Mezzanine Certificates other than the Class M-7F Certificates, the related certificate margin will be 1.5 times the related initial certificate margin. On each
                                       Distribution Date after the Optional Termination Date, the initial certificate interest rate for the Fixed Rate Certificates will increase by 0.50%.

ADJUSTED NET MORTGAGE RATE:            The Adjusted Net Mortgage Rate for each Mortgage Loan is equal to the mortgage interest rate less the sum of (i) the Servicing Fee rate, (ii) the Credit Risk Manager
                                       Fee rate and (iii) the PMI Policy premium rate, if any.

ADJUSTED NET MAXIMUM                   The Adjusted Net Maximum Mortgage Rate for each Mortgage Loan is equal to the maximum
MORTGAGE RATE:                         mortgage interest rate (or the mortgage interest rate in the case of fixed rate mortgage loans) less the sum of (i) the Servicing Fee rate, (ii) the Credit Risk
                                       Manager Fee rate and (iii) the PMI Policy premium rate, if any.

MAXIMUM CAP RATE:                      The Maximum Cap Rate for the Adjustable Rate Certificates on any Distribution Date is
                                       a per annum rate (subject to adjustment based on the actual number of days elapsed in the Interest Accrual Period) equal to the weighted average of the Adjusted Net Maximum
                                       Mortgage Rates of the Mortgage Loans.

NET WAC RATE:                          The Net WAC Rate for the Offered Certificates on any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the Interest
                                       Accrual Period, other then the Fixed Rate Certificates) equal to the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                      PASS THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------
NET WAC RATE CARRYOVER AMOUNT:         If, on any Distribution Date, the Pass-Through Rate for a class of Certificates is limited by the Net WAC Rate, the "Net WAC Rate Carryover Amount" for such class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class based on the related Pass-Through Rate, without regard to the
                                       Net WAC Rate, over (b) the amount of interest actually accrued on such class based on the Net WAC Rate and (ii) the unpaid portion of any related Net WAC Rate Carryover
                                       Amount from any prior Distribution Dates together with accrued interest at the related
                                       Pass-Through Rate, without regard to the Net WAC Rate. Any Net WAC Rate Carryover
                                       Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                        TRIGGER EVENT
------------------------------------------------------------------------------------------------------------------------------
TRIGGER EVENT:                         A Trigger Event exists with respect to any Distribution Date on or after the Stepdown
                                       Date (i) if the three month rolling average of 60+ day delinquent loans (including loans that are in bankruptcy or foreclosure and are 60+ days delinquent or that are
                                       REO) is greater than 50% of the Credit Enhancement Percentage or (ii) if the
                                       Cumulative Realized Loss Percentage exceeds the value defined below for such
                                       Distribution Date:

                                              DISTRIBUTION DATES                  CUMULATIVE REALIZED LOSS PERCENTAGE
                                              ------------------                  -----------------------------------
                                         November 2007 - October 2008        2.65% for the first month, plus an additional
                                                                               1/12th of 0.85% for each month thereafter

                                         November 2008 - October 2009        3.50% for the first month, plus an additional
                                                                               1/12th of 0.70% for each month thereafter

                                         November 2009 - October 2010        4.20% for the first month, plus an additional
                                                                               1/12th of 0.15% for each month thereafter

                                            November 2010 and after                              4.35%

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                              Class A Certificates
--------------------------------------------------------------------------------
On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class A Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xvi) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in March 2008.

------------------------------------------------------------------------------------------------------------------------------
                                             YIELD MAINTENANCE AGREEMENT SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
    PERIOD           NOTIONAL      LOWER STRIKE    UPPER STRIKE     PERIOD        NOTIONAL         LOWER STRIKE  UPPER STRIKE
------------------------------------------------------------------------------------------------------------------------------
       1         1,272,700,000        4.84%          9.65%           23          786,733,385         5.48%          9.57%
       2         1,265,753,381        5.71%          9.65%           24          754,294,952         7.56%          9.57%
       3         1,257,034,712        5.51%          9.65%           25          723,066,087         7.30%          9.57%
       4         1,246,548,415        5.51%          9.65%           26          692,918,186         7.56%          9.57%
       5         1,234,305,615        6.14%          9.65%           27          663,813,561         7.30%          9.57%
       6         1,220,324,256        5.52%          9.65%           28          635,715,843         7.30%          9.57%
       7         1,204,629,351        5.71%          9.64%           29          608,589,938         8.11%          9.56%
       8         1,187,252,483        5.51%          9.64%           30          582,401,985         7.90%          9.56%
       9         1,168,232,744        5.71%          9.64%           31          557,135,702         8.17%          9.56%
      10         1,147,616,810        5.50%          9.63%           32          532,742,068         7.89%          9.56%
      11         1,125,747,942        5.50%          9.63%           33          509,190,706         8.17%          9.56%
      12         1,102,672,050        5.72%          9.63%           34          486,452,300         7.89%          9.56%
      13         1,078,440,422        5.51%          9.62%           35          464,498,563         7.88%          9.55%
      14         1,053,108,022        5.71%          9.62%           36          443,302,286         9.23%          9.55%
      15         1,026,734,808        5.50%          9.61%           37          422,864,076         8.92%          9.55%
      16          999,384,971         5.49%          9.60%           38          422,864,076         9.22%          9.55%
      17          971,126,663         6.12%          9.60%           39          422,272,160         8.91%          9.55%
      18          942,031,688         5.50%          9.59%           40          407,920,681         8.90%          9.55%
      19          912,175,406         5.68%          9.58%           41          394,062,932         9.54%          9.55%
      20          881,635,680         5.49%          9.58%
      21          850,493,209         5.67%          9.57%
      22          818,830,885         5.48%          9.57%
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
                 Class M-1, Class M-2 and Class M-3 Certificates
--------------------------------------------------------------------------------
On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class M-1, Class M-2 and Class M-3 Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xvi) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in March 2008.


------------------------------------------------------------------------------------------------------------------------------
                                             YIELD MAINTENANCE AGREEMENT SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
    PERIOD           NOTIONAL      LOWER STRIKE    UPPER STRIKE     PERIOD        NOTIONAL         LOWER STRIKE  UPPER STRIKE
------------------------------------------------------------------------------------------------------------------------------
       1          125,840,000         4.07%          8.88%           23          125,840,000         4.79%          8.88%
       2          125,840,000         4.94%          8.88%           24          125,840,000         6.87%          8.88%
       3          125,840,000         4.74%          8.88%           25          125,840,000         6.61%          8.88%
       4          125,840,000         4.74%          8.88%           26          125,840,000         6.87%          8.88%
       5          125,840,000         5.37%          8.88%           27          125,840,000         6.61%          8.88%
       6          125,840,000         4.75%          8.88%           28          125,840,000         6.61%          8.88%
       7          125,840,000         4.95%          8.88%           29          125,840,000         7.43%          8.88%
       8          125,840,000         4.75%          8.88%           30          125,840,000         7.22%          8.88%
       9          125,840,000         4.95%          8.88%           31          125,840,000         7.49%          8.88%
      10          125,840,000         4.75%          8.88%           32          125,840,000         7.21%          8.88%
      11          125,840,000         4.75%          8.88%           33          125,840,000         7.49%          8.88%
      12          125,840,000         4.97%          8.88%           34          125,840,000         7.21%          8.88%
      13          125,840,000         4.77%          8.88%           35          125,840,000         7.21%          8.88%
      14          125,840,000         4.97%          8.88%           36          125,840,000         8.56%          8.88%
      15          125,840,000         4.77%          8.88%           37          125,840,000         8.25%          8.88%
      16          125,840,000         4.77%          8.88%           38          112,906,669         8.58%          8.91%
      17          125,840,000         5.40%          8.88%           39          95,281,923          8.24%          8.88%
      18          125,840,000         4.79%          8.88%           40          92,043,641          8.23%          8.88%
      19          125,840,000         4.98%          8.88%           41          88,916,764          8.87%          8.88%
      20          125,840,000         4.79%          8.88%
      21          125,840,000         4.98%          8.88%
      22          125,840,000         4.79%          8.88%
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           YIELD MAINTENANCE AGREEMENT
           Class M-4, Class M-5, Class M-6 and Class M-7A Certificates
--------------------------------------------------------------------------------
On the Closing Date, the Trustee will enter into a Yield Maintenance Agreement with [ ] (the "Counterparty") for the benefit of the Class M-4, Class M-5, Class M-6 and Class M-7A Certificates. The notional balance of the Yield Maintenance Agreement and the strike rates are in the table below. In exchange for a fixed payment on the Closing Date, the Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the lower strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds the upper strike rate. Net WAC Rate Carryover Amounts to the extent not covered by clause (xvi) of the Excess Cashflow Distribution will be covered to the extent of payments received by the Trustee under the Yield Maintenance Agreement. The Yield Maintenance Agreement will terminate after the Distribution Date in March 2008.


------------------------------------------------------------------------------------------------------------------------------
                                             YIELD MAINTENANCE AGREEMENT SCHEDULE
------------------------------------------------------------------------------------------------------------------------------
    PERIOD           NOTIONAL      LOWER STRIKE    UPPER STRIKE     PERIOD        NOTIONAL         LOWER STRIKE  UPPER STRIKE
------------------------------------------------------------------------------------------------------------------------------
       1          24,455,000          2.10%          6.91%           23          24,455,000          2.82%          6.91%
       2          24,455,000          2.97%          6.91%           24          24,455,000          4.90%          6.91%
       3          24,455,000          2.77%          6.91%           25          24,455,000          4.64%          6.91%
       4          24,455,000          2.77%          6.91%           26          24,455,000          4.90%          6.91%
       5          24,455,000          3.40%          6.91%           27          24,455,000          4.64%          6.91%
       6          24,455,000          2.78%          6.91%           28          24,455,000          4.64%          6.91%
       7          24,455,000          2.98%          6.91%           29          24,455,000          5.46%          6.91%
       8          24,455,000          2.78%          6.91%           30          24,455,000          5.25%          6.91%
       9          24,455,000          2.98%          6.91%           31          24,455,000          5.52%          6.91%
      10          24,455,000          2.78%          6.91%           32          24,455,000          5.24%          6.91%
      11          24,455,000          2.78%          6.91%           33          24,455,000          5.52%          6.91%
      12          24,455,000          3.00%          6.91%           34          24,455,000          5.24%          6.91%
      13          24,455,000          2.80%          6.91%           35          24,455,000          5.24%          6.91%
      14          24,455,000          3.00%          6.91%           36          24,455,000          6.59%          6.91%
      15          24,455,000          2.80%          6.91%           37          24,455,000          6.28%          6.91%
      16          24,455,000          2.80%          6.91%           38          18,518,634          6.59%          6.92%
      17          24,455,000          3.43%          6.91%           39          17,786,812          6.29%          6.93%
      18          24,455,000          2.82%          6.91%           40          17,080,175          6.28%          6.93%
      19          24,455,000          3.01%          6.91%           41          16,397,848          6.92%          6.93%
      20          24,455,000          2.82%          6.91%
      21          24,455,000          3.01%          6.91%
      22          24,455,000          2.82%          6.91%
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------
I. On each Distribution Date, the Interest Remittance Amount will be distributed from Available Funds in the following order of priority:

(i) concurrently, to the holders of the Class A Certificates, pro rata, Accrued Certificate Interest for such Distribution Date;

(ii) concurrently, to the holders of the Class A Certificates, pro rata, the Unpaid Interest Shortfall Amount, if any, for such Distribution Date;

(iii) to the holders of the Class M-1 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(iv) to the holders of the Class M-2 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(v) to the holders of the Class M-3 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vi) to the holders of the Class M-4 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(vii) to the holders of the Class M-5 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(viii) to the holders of the Class M-6 Certificates, Accrued Certificate Interest for such class for such Distribution Date;

(ix) to the holders of the Class M-7A and M-7F Certificates, pro rata, Accrued Certificate Interest for such class for such Distribution Date; and

(x)        any remainder as described under "Excess Cashflow Distribution".

On any Distribution Date, any shortfalls resulting from prepayment interest shortfalls not covered by Servicer compensating interest payments or from the application of the Relief Act or similar state laws will be allocated first to reduce the amounts otherwise remaining after clause (xvi) of the Excess Cashflow Distribution, and thereafter as a reduction to the Accrued Certificate Interest for the Offered Certificates on a pro rata basis based on the respective amounts of interest accrued on those Certificates for that Distribution Date. The holders of the Offered Certificates will not be entitled to reimbursement for the allocation of any such prepayment interest shortfalls or Relief Act shortfalls to such Certificates.




Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
I. On each Distribution Date, (a) prior to the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Sequential Certificates until the certificate principal balances thereof have been reduced to zero;

(ii) to the Class M-1 Certificates until the certificate principal balance is reduced to zero;

(iii) to the Class M-2 Certificates until the certificate principal balance is reduced to zero;

(iv) to the Class M-3 Certificates until the certificate principal balance is reduced to zero;

(v) to the Class M-4 Certificates until the certificate principal balance is reduced to zero;

(vi) to the Class M-5 Certificates until the certificate principal balance is reduced to zero;

(vii) to the Class M-6 Certificates until the certificate principal balance is reduced to zero; and

(viii) to the Class M-7A and M-7F Certificates, pro rata, until the certificate principal balance is reduced to zero.

II. On each Distribution Date, (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

(i) to the holders of the Sequential Certificates, the Class A Principal Distribution Amount, until the certificate principal balances thereof have been reduced to zero;

(ii) to the Class M-1 Certificates, the Class M-1 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iii) to the Class M-2 Certificates, the Class M-2 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(iv) to the Class M-3 Certificates, the Class M-3 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(v) to the Class M-4 Certificates, the Class M-4 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vi) to the Class M-5 Certificates, the Class M-5 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero;

(vii) to the Class M-6 Certificates, the Class M-6 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero; and

(viii) to the Class M-7A and M-7F Certificates, pro rata, the Class M-7 Principal Distribution Amount until the certificate principal balance thereof is reduced to zero.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          EXCESS CASHFLOW DISTRIBUTION
--------------------------------------------------------------------------------
On each Distribution Date, any excess cashflow shall be paid as follows:

(i) to build or maintain the Overcollateralization Amount to the Overcollateralization Target Amount;

(ii)     to the Class M-1 Certificates, any Unpaid Interest Shortfall Amount;

(iii)    to the Class M-1 Certificates, any Allocated Realized Loss Amounts;

(iv)     to the Class M-2 Certificates, any Unpaid Interest Shortfall Amount;

(v)      to the Class M-2 Certificates, any Allocated Realized Loss Amounts;

(vi)     to the Class M-3 Certificates, any Unpaid Interest Shortfall Amount;

(vii)    to the Class M-3 Certificates, any Allocated Realized Loss Amounts;

(viii)   to the Class M-4 Certificates, any Unpaid Interest Shortfall Amount;

(ix)     to the Class M-4 Certificates, any Allocated Realized Loss Amounts;

(x)      to the Class M-5 Certificates, any Unpaid Interest Shortfall Amount;

(xi)     to the Class M-5 Certificates, any Allocated Realized Loss Amount;

(xii)    to the Class M-6 Certificates, any Unpaid Interest Shortfall Amount;

(xiii)   to the Class M-6 Certificates, any Allocated Realized Loss Amount;

(xiv) to the Class M-7A and M-7F Certificates, pro rata, any Unpaid Interest Shortfall Amount;

(xv) to the Class M-7A and M-7F Certificates, pro rata, any Allocated Realized Loss Amount;

(xvi) to the Certificates an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts in the same order and priority in which Accrued Certificate Interest is allocated; and

(xvii) any remaining amounts as specified in the pooling and servicing agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                         DEFINITIONS
------------------------------------------------------------------------------------------------------------------------------
ACCRUED CERTIFICATE INTEREST:          Accrued Certificate Interest for each class of Offered Certificates for each
                                       Distribution Date means an amount equal to the interest accrued during the Interest
                                       Accrual Period on the certificate principal balance of such class of Certificates, as reduced by such class' interest percentage of prepayment interest shortfalls (not covered by Servicer compensating interest payments) and shortfalls caused by the
                                       Relief Act or similar state laws for such Distribution Date as described under
                                       "Interest Distributions".

ALLOCATED REALIZED LOSS AMOUNT:        An Allocated Realized Loss Amount with respect to any class of the Mezzanine
                                       Certificates and any Distribution Date is an amount equal to the sum of any Realized
                                       Loss allocated to that class of Certificates on such Distribution Date and any
                                       Allocated Realized Loss Amount for that class remaining unpaid from the previous
                                       Distribution Date.

BASIC PRINCIPAL DISTRIBUTION AMOUNT:   The Basic Principal Distribution Amount means with respect to any Distribution Date the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii)
                                       the Overcollateralization Release Amount, if any, for such Distribution Date.


CLASS A PRINCIPAL                      Class A Principal Distribution Amount means as of any Distribution Date (i) before the
DISTRIBUTION AMOUNT:                   Stepdown Date or as to which a Trigger Event is in effect, the lesser of (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date and (b) the Principal Distribution Amount and (ii) on or
                                       after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of
                                       (a) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date over (b) the lesser of (x) the product of
                                       (1) approximately 78.00% and (2) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (y) the amount by which the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period exceeds the product of (1) 0.35% and (2) the Cut-off Date Principal Balance.

CLASS M-1 PRINCIPAL                    The Class M-1 Principal Distribution Amount is an amount equal to the excess of (x)
DISTRIBUTION AMOUNT:                   the sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Principal Distribution Amount) and the Class M-1 Certificates
                                       immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                       (i) approximately 89.10% and (ii) the aggregate principal balance of the Mortgage
                                       Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35%
                                       and (y) the Cut-off Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                         DEFINITIONS
------------------------------------------------------------------------------------------------------------------------------
CLASS M-2 PRINCIPAL                    The Class M-2 Principal Distribution Amount is an amount equal to the excess of (x)
DISTRIBUTION AMOUNT:                   the sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Certificates Principal Distribution Amount), the Class M-1
                                       Certificates (after taking into account the Class M-1 Principal Distribution Amount)
                                       and the Class M-2 Certificates immediately prior to such Distribution Date over (y)
                                       the lesser of (A) the product of (i) approximately 93.70% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35% and (y) the Cut-off Date Principal Balance.

CLASS M-3 PRINCIPAL                    The Class M-3 Principal Distribution Amount is an amount equal to the excess of (x)
DISTRIBUTION AMOUNT:                   the sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Certificates Principal Distribution Amount), the Class M-1
                                       Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal
                                       Distribution Amount) and the Class M-3 Certificates immediately prior to such
                                       Distribution Date over (y) the lesser of (A) the product of (i) approximately 95.60%
                                       and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35% and (y) the Cut-off Date
                                       Principal Balance.

CLASS M-4 PRINCIPAL                    The Class M-4 Principal Distribution Amount is an amount equal to the excess of (x)
DISTRIBUTION AMOUNT:                   the sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Certificates Principal Distribution Amount), the Class M-1
                                       Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal
                                       Distribution Amount), the Class M-3 Certificates (after taking into account the Class
                                       M-3 Principal Distribution Amount) and the Class M-4 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately
                                       96.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35% and (y) the Cut-off Date
                                       Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                         DEFINITIONS
------------------------------------------------------------------------------------------------------------------------------
CLASS M-5 PRINCIPAL                    The Class M-5 Principal Distribution Amount is an amount equal to the excess of (x)
DISTRIBUTION AMOUNT:                   the sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Certificates Principal Distribution Amount), the Class M-1
                                       Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal
                                       Distribution Amount), the Class M-3 Certificates (after taking into account the Class
                                       M-3 Principal Distribution Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal Distribution Amount) and the Class M-5 Certificates
                                       immediately prior to such Distribution Date over (y) the lesser of (A) the product of
                                       (i) approximately 97.60% and (ii) the aggregate principal balance of the Mortgage
                                       Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35%
                                       and (y) the Cut-off Date Principal Balance.

CLASS M-6 PRINCIPAL                    The Class M-6 Principal Distribution Amount is an amount equal to the excess of (x)
DISTRIBUTION AMOUNT:                   the sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Certificates Principal Distribution Amount), the Class M-1
                                       Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal
                                       Distribution Amount), the Class M-3 Certificates (after taking into account the Class
                                       M-3 Principal Distribution Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates
                                       (after taking into account the Class M-5 Principal Distribution Amount) and the Class
                                       M-6 Certificates immediately prior to such Distribution Date over (y) the lesser of
                                       (A) the product of (i) approximately 98.60% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35% and (y) the Cut-off Date Principal Balance.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                         DEFINITIONS
------------------------------------------------------------------------------------------------------------------------------
CLASS M-7 PRINCIPAL                    The Class M-7 Principal Distribution Amount is an amount equal to the excess of (x)
DISTRIBUTION AMOUNT:                   the sum of the certificate principal balance of the Class A Certificates (after taking into account the Class A Certificates Principal Distribution Amount), the Class M-1
                                       Certificates (after taking into account the Class M-1 Principal Distribution Amount), the Class M-2 Certificates (after taking into account the Class M-2 Principal
                                       Distribution Amount), the Class M-3 Certificates (after taking into account the Class
                                       M-3 Principal Distribution Amount), the Class M-4 Certificates (after taking into account the Class M-4 Principal Distribution Amount), the Class M-5 Certificates
                                       (after taking into account the Class M-5 Principal Distribution Amount), the Class M-6
                                       Certificates (after taking into account the Class M-6 Principal Distribution Amount)
                                       and the Class M-7 Certificates immediately prior to such Distribution Date over (y)
                                       the lesser of (A) the product of (i) approximately 99.30% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period and (B) the aggregate principal balance of the Mortgage Loans as of the last day of the related collection period after giving effect to prepayments in the related prepayment period, minus the product of (x) 0.35% and (y) the Cut-off Date Principal Balance.

EXTRA PRINCIPAL DISTRIBUTION           The Extra Principal Distribution Amount with respect to any Distribution Date is the
AMOUNT:                                lesser of (x) the Excess Cashflow for such Distribution Date and (y) the
                                       Overcollateralization Deficiency Amount for such Distribution Date.

INTEREST REMITTANCE AMOUNT:            The Interest Remittance Amount with respect to any Distribution Date is that portion of the Available Funds for such Distribution Date attributable to interest received or advanced with respect to the Mortgage Loans.

PRINCIPAL DISTRIBUTION AMOUNT:         The Principal Distribution Amount with respect to any Distribution Date is the sum of
                                       (i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the
                                       Extra Principal Distribution Amount for such Distribution Date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                         DEFINITIONS
------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL REMITTANCE AMOUNT:           The Principal Remittance Amount means with respect to any Distribution Date, the sum of (i) all scheduled payments of principal collected or advanced on the Mortgage Loans by the Servicer that were due during the related collection period and received by the
                                       Servicer on or prior to the related determination date, (ii) the principal portion of all partial and full principal prepayments of the Mortgage Loans applied by the
                                       Servicer during the related prepayment period, (iii) the principal portion of all related Net Liquidation Proceeds and Insurance Proceeds and recoveries received during such prepayment period with respect to the Mortgage Loans, (iv) that portion of the
                                       Purchase Price, representing principal of any repurchased Mortgage Loans, deposited to the Collection Account during such prepayment period, (v) the principal portion of any related Substitution Adjustments deposited in the Collection Account during such prepayment period with respect to the Mortgage Loans, and (vi) on the Distribution
                                       Date on which the Trust is to be terminated in accordance with the Pooling and
                                       Servicing Agreement, that portion of the Termination Price representing principal with respect to the Mortgage Loans.

REALIZED LOSSES:                       A Realized Loss is (i) as to any Mortgage Loan that is liquidated, the unpaid principal balance thereof less the net proceeds from the liquidation of, and any insurance proceeds from, such Mortgage Loan and the related mortgaged property which are applied to the principal balance of such Mortgage Loan, (ii) to the extent of the amount of any reduction of principal balance by a bankruptcy court of the mortgaged property at less than the amount of the Mortgage Loan and (iii) a reduction in the principal balance of a Mortgage Loan resulting from a modification by the Servicer.

                                       All Realized Losses on the Mortgage Loans will be allocated on each Distribution Date, first to the Excess Cashflow, second in reduction of the Overcollateralization Amount, third to the Class M-7A and Class M-7F Certificates, pro rata, fourth to the Class M-6
                                       Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4
                                       Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2
                                       Certificates, and ninth to the Class M-1 Certificates. An allocation of any Realized
                                       Losses to a Mezzanine Certificate on any Distribution Date will be made by reducing the Certificate principal balance thereof, after taking into account all distributions made thereon on such Distribution Date. Realized Losses will not be allocated to the
                                       Class A Certificates. However, it is possible that under certain loss scenarios there will not be enough principal and interest on the Mortgage Loans to pay the Class A
                                       Certificates all interest and principal amounts to which such Certificates are then entitled.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                         DEFINITIONS
------------------------------------------------------------------------------------------------------------------------------
UNPAID INTEREST SHORTFALL              The Unpaid Interest Shortfall Amount means (i) for each class of Offered Certificates
AMOUNT:                                and the first Distribution Date, zero, and (ii) with respect to each class of Offered
                                       Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the sum of (1) Accrued Certificate Interest for such class for the immediately preceding Distribution Date and (2) the outstanding Unpaid Interest
                                       Shortfall Amount, if any, for such class for such preceding Distribution Date exceeds
                                       (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on the amount of interest due but not paid on the Certificates of such class on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate for such class for the Interest Accrual
                                       Period.

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                         BOND SUMMARY
                                                         To Maturity
-----------------------------------------------------------------------------------------------------------------------------
 PPC                             0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
CLASS A-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     10.50         1.51          1.19          1.00          0.87          0.78          0.71
  FirstPrinPay                25-Nov-04     25-Nov-04     25-Nov-04     25-NOV-04     25-Nov-04     25-Nov-04     25-Nov-04
  Maturity                    25-Nov-20     25-Apr-07     25-Sep-06     25-MAY-06     25-Mar-06     25-Jan-06     25-Dec-05
  Prin Window (Months)           193           30            23            19            17            15            14
------------------------------------------------------------------------------------------------------------------------------
CLASS A-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     22.64         5.43          3.84          3.00          2.45          2.06          1.83
  FirstPrinPay                25-Nov-20     25-Apr-07     25-Sep-06     25-MAY-06     25-Mar-06     25-Jan-06     25-Dec-05
  Maturity                    25-Dec-32     25-Sep-15     25-Apr-12     25-JUN-10     25-Apr-09     25-Jul-08     25-Jun-07
  Prin Window (Months)           146           102           68            50            38            31            19
------------------------------------------------------------------------------------------------------------------------------
CLASS A-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     29.10         15.22         10.59         7.95          6.28          5.13          3.84
  FirstPrinPay                25-Dec-32     25-Sep-15     25-Apr-12     25-JUN-10     25-Apr-09     25-Jul-08     25-Jun-07
  Maturity                    25-Sep-34     25-Jul-30     25-Feb-24     25-JUN-19     25-Apr-16     25-Feb-14     25-Jun-12
  Prin Window (Months)           22            179           143           109           85            68            61
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                         BOND SUMMARY
                                                         To Maturity
-----------------------------------------------------------------------------------------------------------------------------
PPC                              0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
CLASS M-1 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.37         9.17          6.36          4.92          4.20          3.88          3.89
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Dec-07     25-Jan-08     25-Mar-08
  Maturity                    25-Jul-34     25-May-25     25-Apr-19     25-AUG-15     25-Apr-13     25-Sep-11     25-Jun-10
  Prin Window (Months)           94            194           137           94            65            45            28
------------------------------------------------------------------------------------------------------------------------------
CLASS M-2 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.35         8.99          6.24          4.81          4.07          3.67          3.51
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Dec-07     25-Jan-08
  Maturity                    25-May-34     25-May-22     25-Jan-17     25-DEC-13     25-Dec-11     25-Aug-10     25-Aug-09
  Prin Window (Months)           92            158           110           74            50            33            20
------------------------------------------------------------------------------------------------------------------------------
CLASS M-3 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.32         8.77          6.08          4.69          3.94          3.57          3.36
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Dec-07     25-Dec-07
  Maturity                    25-Jan-34     25-Nov-19     25-Mar-15     25-AUG-12     25-Dec-10     25-Oct-09     25-Dec-08
  Prin Window (Months)           88            128           88            58            38            23            13
------------------------------------------------------------------------------------------------------------------------------
CLASS M-4 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.27         8.55          5.92          4.57          3.86          3.45          3.29
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Dec-07
  Maturity                    25-Sep-33     25-Apr-18     25-Jan-14     25-SEP-11     25-Apr-10     25-Apr-09     25-Aug-08
  Prin Window (Months)           84            109           74            47            30            18             9
------------------------------------------------------------------------------------------------------------------------------
CLASS M-5 (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.18         8.24          5.71          4.42          3.74          3.36          3.17
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Nov-07
  Maturity                    25-Jun-33     25-Jan-17     25-Mar-13     25-FEB-11     25-Oct-09     25-Dec-08     25-Apr-08
  Prin Window (Months)           81            94            64            40            24            14             6
------------------------------------------------------------------------------------------------------------------------------
CLASS M-7F (TO MATURITY)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     24.42         6.04          4.23          3.40          3.12          3.09          3.09
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Nov-07
  Maturity                    25-Apr-31     25-Sep-12     25-Apr-10     25-DEC-08     25-Mar-08     25-Nov-07     25-Nov-07
  Prin Window (Months)           55            42            29            14             5             1             1
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                         BOND SUMMARY
                                                 To Optional Termination Date
-----------------------------------------------------------------------------------------------------------------------------
 PPC                             0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
CLASS A-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     10.50         1.51          1.19          1.00          0.87          0.78          0.71
  FirstPrinPay                25-Nov-04     25-Nov-04     25-Nov-04     25-NOV-04     25-Nov-04     25-Nov-04     25-Nov-04
  Maturity                    25-Nov-20     25-Apr-07     25-Sep-06     25-MAY-06     25-Mar-06     25-Jan-06     25-Dec-05
  Prin Window (Months)           193           30            23            19            17            15            14
------------------------------------------------------------------------------------------------------------------------------
CLASS A-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     22.64         5.43          3.84          3.00          2.45          2.06          1.83
  FirstPrinPay                25-Nov-20     25-Apr-07     25-Sep-06     25-MAY-06     25-Mar-06     25-Jan-06     25-Dec-05
  Maturity                    25-Dec-32     25-Sep-15     25-Apr-12     25-JUN-10     25-Apr-09     25-Jul-08     25-Jun-07
  Prin Window (Months)           146           102           68            50            38            31            19
------------------------------------------------------------------------------------------------------------------------------
CLASS A-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     28.62         12.21         8.37          6.32          5.01          4.12          3.12
  FirstPrinPay                25-Dec-32     25-Sep-15     25-Apr-12     25-JUN-10     25-Apr-09     25-Jul-08     25-Jun-07
  Maturity                    25-Jun-33     25-Mar-17     25-Apr-13     25-MAR-11     25-Nov-09     25-Dec-08     25-Apr-08
  Prin Window (Months)            7            19            13            10             8             6            11
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                         BOND SUMMARY
                                                 To Optional Termination Date
-----------------------------------------------------------------------------------------------------------------------------
 PPC                             0%            50%           75%          100%          125%          150%          175%
------------------------------------------------------------------------------------------------------------------------------
CLASS M-1 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.24         8.46          5.85          4.55          3.91          3.65          3.50
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Dec-07     25-Jan-08     25-Mar-08
  Maturity                    25-Jun-33     25-Mar-17     25-Apr-13     25-MAR-11     25-Nov-09     25-Dec-08     25-Apr-08
  Prin Window (Months)           81            96            65            41            24            12             2
------------------------------------------------------------------------------------------------------------------------------
CLASS M-2 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.24         8.46          5.85          4.53          3.85          3.50          3.37
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Dec-07     25-Jan-08
  Maturity                    25-Jun-33     25-Mar-17     25-Apr-13     25-MAR-11     25-Nov-09     25-Dec-08     25-Apr-08
  Prin Window (Months)           81            96            65            41            25            13             4
------------------------------------------------------------------------------------------------------------------------------
CLASS M-3 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.24         8.46          5.85          4.53          3.82          3.47          3.27
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Dec-07     25-Dec-07
  Maturity                    25-Jun-33     25-Mar-17     25-Apr-13     25-MAR-11     25-Nov-09     25-Dec-08     25-Apr-08
  Prin Window (Months)           81            96            65            41            25            13             5
------------------------------------------------------------------------------------------------------------------------------
CLASS M-4 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.24         8.46          5.85          4.53          3.82          3.42          3.26
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Dec-07
  Maturity                    25-Jun-33     25-Mar-17     25-Apr-13     25-MAR-11     25-Nov-09     25-Dec-08     25-Apr-08
  Prin Window (Months)           81            96            65            41            25            14             5
------------------------------------------------------------------------------------------------------------------------------
CLASS M-5 (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     26.18         8.24          5.71          4.42          3.74          3.36          3.17
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Nov-07
  Maturity                    25-Jun-33     25-Jan-17     25-Mar-13     25-FEB-11     25-Oct-09     25-Dec-08     25-Apr-08
  Prin Window (Months)           81            94            64            40            24            14             6
------------------------------------------------------------------------------------------------------------------------------
CLASS M-7F (TO CALL)
------------------------------------------------------------------------------------------------------------------------------
  WAL (Yrs)                     24.42         6.04          4.23          3.40          3.12          3.09          3.09
  FirstPrinPay                25-Oct-26     25-Apr-09     25-Dec-07     25-NOV-07     25-Nov-07     25-Nov-07     25-Nov-07
  Maturity                    25-Apr-31     25-Sep-12     25-Apr-10     25-DEC-08     25-Mar-08     25-Nov-07     25-Nov-07
  Prin Window (Months)           55            42            29            14             5             1             1
------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
                                                     NET WAC CAP SCHEDULE
                                                     Class A Certificate
 -----------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTION  NET WAC     NET WAC    EFFECTIVE NET            DISTRIBUTION   NET WAC     NET WAC     EFFECTIVE NET
  PERIOD      DATE       RATE(1)    RATE(2)   WAC RATE(2) (3)   PERIOD      DATE       RATE(1)     RATE(2)    WAC RATE(2) (3)
 -----------------------------------------------------------------------------------------------------------------------------
     1      11/25/2004    5.19%      5.19%         10.00%         41     03/25/2008     6.51%       9.99%         10.00%
     2      12/25/2004    6.06%      6.06%         10.00%         42     04/25/2008     6.09%       10.08%        10.08%
     3      01/25/2005    5.86%      5.86%         10.00%         43     05/25/2008     6.29%       10.41%        10.41%
     4      02/25/2005    5.86%      5.86%         10.00%         44     06/25/2008     6.09%       10.07%        10.07%
     5      03/25/2005    6.49%      6.49%         10.00%         45     07/25/2008     6.29%       10.40%        10.40%
     6      04/25/2005    5.87%      5.87%         10.00%         46     08/25/2008     6.09%       10.06%        10.06%
     7      05/25/2005    6.06%      6.07%         10.00%         47     09/25/2008     6.09%       10.05%        10.05%
     8      06/25/2005    5.87%      5.87%         10.00%         48     10/25/2008     6.29%       10.53%        10.53%
     9      07/25/2005    6.06%      6.07%         10.00%         49     11/25/2008     6.09%       10.18%        10.18%
    10      08/25/2005    5.87%      5.87%         10.00%         50     12/25/2008     6.29%       10.51%        10.51%
    11      09/25/2005    5.87%      5.87%         10.00%         51     01/25/2009     6.09%       10.17%        10.17%
    12      10/25/2005    6.06%      6.09%         10.00%         52     02/25/2009     6.09%       10.16%        10.16%
    13      11/25/2005    5.86%      5.89%         10.00%         53     03/25/2009     6.75%       11.25%        11.25%
    14      12/25/2005    6.06%      6.09%         10.00%         54     04/25/2009     6.09%       10.29%        10.29%
    15      01/25/2006    5.86%      5.89%         10.00%         55     05/25/2009     6.30%       10.63%        10.63%
    16      02/25/2006    5.86%      5.89%         10.00%         56     06/25/2009     6.09%       10.28%        10.28%
    17      03/25/2006    6.49%      6.52%         10.00%         57     07/25/2009     6.30%       10.61%        10.61%
    18      04/25/2006    5.86%      5.91%         10.00%         58     08/25/2009     6.10%       10.27%        10.27%
    19      05/25/2006    6.06%      6.10%         10.00%         59     09/25/2009     6.10%       10.27%        10.27%
    20      06/25/2006    5.86%      5.91%         10.00%         60     10/25/2009     6.30%       10.91%        10.91%
    21      07/25/2006    6.06%      6.10%         10.00%         61     11/25/2009     6.10%       10.55%        10.55%
    22      08/25/2006    5.87%      5.91%         10.00%         62     12/25/2009     6.30%       10.89%        10.89%
    23      09/25/2006    5.87%      5.91%         10.00%         63     01/25/2010     6.10%       10.53%        10.53%
    24      10/25/2006    6.24%      7.99%         10.00%         64     02/25/2010     6.10%       10.53%        10.53%
    25      11/25/2006    6.04%      7.73%         10.00%         65     03/25/2010     6.76%       11.65%        11.65%
    26      12/25/2006    6.24%      7.99%         10.00%         66     04/25/2010     6.10%       10.61%        10.61%
    27      01/25/2007    6.04%      7.73%         10.00%         67     05/25/2010     6.31%       10.96%        10.96%
    28      02/25/2007    6.04%      7.73%         10.00%         68     06/25/2010     6.10%       10.59%        10.59%
    29      03/25/2007    6.69%      8.55%         10.00%         69     07/25/2010     6.31%       10.94%        10.94%
    30      04/25/2007    6.04%      8.34%         10.00%         70     08/25/2010     6.11%       10.58%        10.58%
    31      05/25/2007    6.24%      8.61%         10.00%         71     09/25/2010     6.11%       10.57%        10.57%
    32      06/25/2007    6.04%      8.33%         10.00%         72     10/25/2010     6.31%       11.01%        11.01%
    33      07/25/2007    6.24%      8.61%         10.00%         73     11/25/2010     6.11%       10.65%        10.65%
    34      08/25/2007    6.04%      8.33%         10.00%         74     12/25/2010     6.31%       11.00%        11.00%
    35      09/25/2007    6.04%      8.33%         10.00%         75     01/25/2011     6.11%       10.63%        10.63%
    36      10/25/2007    6.29%      9.68%         10.00%         76     02/25/2011     6.11%       10.62%        10.62%
    37      11/25/2007    6.09%      9.37%         10.00%         77     03/25/2011     6.77%       11.75%        11.75%
    38      12/25/2007    6.29%      9.67%         10.00%
    39      01/25/2008    6.09%      9.36%         10.00%
    40      02/25/2008    6.09%      9.35%         10.00%
 -----------------------------------------------------------------------------------------------------------------------------

(1) Assumes 6-month LIBOR at 2.17% and is run at the pricing speed to call.

(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.

(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
                                                     NET WAC CAP SCHEDULE
                                       Class M-1, Class M-2 and Class M-3 Certificates
 -----------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTION  NET WAC     NET WAC    EFFECTIVE NET            DISTRIBUTION   NET WAC     NET WAC     EFFECTIVE NET
  PERIOD      DATE       RATE(1)    RATE(2)   WAC RATE(2) (3)   PERIOD      DATE       RATE(1)     RATE(2)    WAC RATE(2) (3)
 -----------------------------------------------------------------------------------------------------------------------------
     1      11/25/2004    5.19%      5.19%         10.00%         41     03/25/2008     6.51%       9.99%         10.00%
     2      12/25/2004    6.06%      6.06%         10.00%         42     04/25/2008     6.09%       10.08%        10.08%
     3      01/25/2005    5.86%      5.86%         10.00%         43     05/25/2008     6.29%       10.41%        10.41%
     4      02/25/2005    5.86%      5.86%         10.00%         44     06/25/2008     6.09%       10.07%        10.07%
     5      03/25/2005    6.49%      6.49%         10.00%         45     07/25/2008     6.29%       10.40%        10.40%
     6      04/25/2005    5.87%      5.87%         10.00%         46     08/25/2008     6.09%       10.06%        10.06%
     7      05/25/2005    6.06%      6.07%         10.00%         47     09/25/2008     6.09%       10.05%        10.05%
     8      06/25/2005    5.87%      5.87%         10.00%         48     10/25/2008     6.29%       10.53%        10.53%
     9      07/25/2005    6.06%      6.07%         10.00%         49     11/25/2008     6.09%       10.18%        10.18%
    10      08/25/2005    5.87%      5.87%         10.00%         50     12/25/2008     6.29%       10.51%        10.51%
    11      09/25/2005    5.87%      5.87%         10.00%         51     01/25/2009     6.09%       10.17%        10.17%
    12      10/25/2005    6.06%      6.09%         10.00%         52     02/25/2009     6.09%       10.16%        10.16%
    13      11/25/2005    5.86%      5.89%         10.00%         53     03/25/2009     6.75%       11.25%        11.25%
    14      12/25/2005    6.06%      6.09%         10.00%         54     04/25/2009     6.09%       10.29%        10.29%
    15      01/25/2006    5.86%      5.89%         10.00%         55     05/25/2009     6.30%       10.63%        10.63%
    16      02/25/2006    5.86%      5.89%         10.00%         56     06/25/2009     6.09%       10.28%        10.28%
    17      03/25/2006    6.49%      6.52%         10.00%         57     07/25/2009     6.30%       10.61%        10.61%
    18      04/25/2006    5.86%      5.91%         10.00%         58     08/25/2009     6.10%       10.27%        10.27%
    19      05/25/2006    6.06%      6.10%         10.00%         59     09/25/2009     6.10%       10.27%        10.27%
    20      06/25/2006    5.86%      5.91%         10.00%         60     10/25/2009     6.30%       10.91%        10.91%
    21      07/25/2006    6.06%      6.10%         10.00%         61     11/25/2009     6.10%       10.55%        10.55%
    22      08/25/2006    5.87%      5.91%         10.00%         62     12/25/2009     6.30%       10.89%        10.89%
    23      09/25/2006    5.87%      5.91%         10.00%         63     01/25/2010     6.10%       10.53%        10.53%
    24      10/25/2006    6.24%      7.99%         10.00%         64     02/25/2010     6.10%       10.53%        10.53%
    25      11/25/2006    6.04%      7.73%         10.00%         65     03/25/2010     6.76%       11.65%        11.65%
    26      12/25/2006    6.24%      7.99%         10.00%         66     04/25/2010     6.10%       10.61%        10.61%
    27      01/25/2007    6.04%      7.73%         10.00%         67     05/25/2010     6.31%       10.96%        10.96%
    28      02/25/2007    6.04%      7.73%         10.00%         68     06/25/2010     6.10%       10.59%        10.59%
    29      03/25/2007    6.69%      8.55%         10.00%         69     07/25/2010     6.31%       10.94%        10.94%
    30      04/25/2007    6.04%      8.34%         10.00%         70     08/25/2010     6.11%       10.58%        10.58%
    31      05/25/2007    6.24%      8.61%         10.00%         71     09/25/2010     6.11%       10.57%        10.57%
    32      06/25/2007    6.04%      8.33%         10.00%         72     10/25/2010     6.31%       11.01%        11.01%
    33      07/25/2007    6.24%      8.61%         10.00%         73     11/25/2010     6.11%       10.65%        10.65%
    34      08/25/2007    6.04%      8.33%         10.00%         74     12/25/2010     6.31%       11.00%        11.00%
    35      09/25/2007    6.04%      8.33%         10.00%         75     01/25/2011     6.11%       10.63%        10.63%
    36      10/25/2007    6.29%      9.68%         10.00%         76     02/25/2011     6.11%       10.62%        10.62%
    37      11/25/2007    6.09%      9.37%         10.00%         77     03/25/2011     6.77%       11.75%        11.75%
    38      12/25/2007    6.29%      9.67%         10.00%
    39      01/25/2008    6.09%      9.36%         10.00%
    40      02/25/2008    6.09%      9.35%         10.00%
 -----------------------------------------------------------------------------------------------------------------------------

(1) Assumes 6-month LIBOR at 2.17% and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
        FIRST FRANKLIN MORTGAGE LOAN TRUST 2004-FF10
        MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2004-FF10
        $1,414,840,000 (approximate)
--------------------------------------------------------------------------------

 -----------------------------------------------------------------------------------------------------------------------------
                                                     NET WAC CAP SCHEDULE
                                 Class M-4, Class M-5, Class M-6 and Class M-7A Certificates
 -----------------------------------------------------------------------------------------------------------------------------
          DISTRIBUTION  NET WAC     NET WAC    EFFECTIVE NET            DISTRIBUTION   NET WAC     NET WAC     EFFECTIVE NET
  PERIOD      DATE       RATE(1)    RATE(2)   WAC RATE(2) (3)   PERIOD      DATE       RATE(1)     RATE(2)    WAC RATE(2) (3)
 -----------------------------------------------------------------------------------------------------------------------------
     1      11/25/2004    5.19%      5.19%         10.00%         41     03/25/2008     6.51%       9.99%         10.00%
     2      12/25/2004    6.06%      6.06%         10.00%         42     04/25/2008     6.09%       10.08%        10.08%
     3      01/25/2005    5.86%      5.86%         10.00%         43     05/25/2008     6.29%       10.41%        10.41%
     4      02/25/2005    5.86%      5.86%         10.00%         44     06/25/2008     6.09%       10.07%        10.07%
     5      03/25/2005    6.49%      6.49%         10.00%         45     07/25/2008     6.29%       10.40%        10.40%
     6      04/25/2005    5.87%      5.87%         10.00%         46     08/25/2008     6.09%       10.06%        10.06%
     7      05/25/2005    6.06%      6.07%         10.00%         47     09/25/2008     6.09%       10.05%        10.05%
     8      06/25/2005    5.87%      5.87%         10.00%         48     10/25/2008     6.29%       10.53%        10.53%
     9      07/25/2005    6.06%      6.07%         10.00%         49     11/25/2008     6.09%       10.18%        10.18%
    10      08/25/2005    5.87%      5.87%         10.00%         50     12/25/2008     6.29%       10.51%        10.51%
    11      09/25/2005    5.87%      5.87%         10.00%         51     01/25/2009     6.09%       10.17%        10.17%
    12      10/25/2005    6.06%      6.09%         10.00%         52     02/25/2009     6.09%       10.16%        10.16%
    13      11/25/2005    5.86%      5.89%         10.00%         53     03/25/2009     6.75%       11.25%        11.25%
    14      12/25/2005    6.06%      6.09%         10.00%         54     04/25/2009     6.09%       10.29%        10.29%
    15      01/25/2006    5.86%      5.89%         10.00%         55     05/25/2009     6.30%       10.63%        10.63%
    16      02/25/2006    5.86%      5.89%         10.00%         56     06/25/2009     6.09%       10.28%        10.28%
    17      03/25/2006    6.49%      6.52%         10.00%         57     07/25/2009     6.30%       10.61%        10.61%
    18      04/25/2006    5.86%      5.91%         10.00%         58     08/25/2009     6.10%       10.27%        10.27%
    19      05/25/2006    6.06%      6.10%         10.00%         59     09/25/2009     6.10%       10.27%        10.27%
    20      06/25/2006    5.86%      5.91%         10.00%         60     10/25/2009     6.30%       10.91%        10.91%
    21      07/25/2006    6.06%      6.10%         10.00%         61     11/25/2009     6.10%       10.55%        10.55%
    22      08/25/2006    5.87%      5.91%         10.00%         62     12/25/2009     6.30%       10.89%        10.89%
    23      09/25/2006    5.87%      5.91%         10.00%         63     01/25/2010     6.10%       10.53%        10.53%
    24      10/25/2006    6.24%      7.99%         10.00%         64     02/25/2010     6.10%       10.53%        10.53%
    25      11/25/2006    6.04%      7.73%         10.00%         65     03/25/2010     6.76%       11.65%        11.65%
    26      12/25/2006    6.24%      7.99%         10.00%         66     04/25/2010     6.10%       10.61%        10.61%
    27      01/25/2007    6.04%      7.73%         10.00%         67     05/25/2010     6.31%       10.96%        10.96%
    28      02/25/2007    6.04%      7.73%         10.00%         68     06/25/2010     6.10%       10.59%        10.59%
    29      03/25/2007    6.69%      8.55%         10.00%         69     07/25/2010     6.31%       10.94%        10.94%
    30      04/25/2007    6.04%      8.34%         10.00%         70     08/25/2010     6.11%       10.58%        10.58%
    31      05/25/2007    6.24%      8.61%         10.00%         71     09/25/2010     6.11%       10.57%        10.57%
    32      06/25/2007    6.04%      8.33%         10.00%         72     10/25/2010     6.31%       11.01%        11.01%
    33      07/25/2007    6.24%      8.61%         10.00%         73     11/25/2010     6.11%       10.65%        10.65%
    34      08/25/2007    6.04%      8.33%         10.00%         74     12/25/2010     6.31%       11.00%        11.00%
    35      09/25/2007    6.04%      8.33%         10.00%         75     01/25/2011     6.11%       10.63%        10.63%
    36      10/25/2007    6.29%      9.68%         10.00%         76     02/25/2011     6.11%       10.62%        10.62%
    37      11/25/2007    6.09%      9.37%         10.00%         77     03/25/2011     6.77%       11.75%        11.75%
    38      12/25/2007    6.29%      9.67%         10.00%
    39      01/25/2008    6.09%      9.36%         10.00%
    40      02/25/2008    6.09%      9.35%         10.00%
 -----------------------------------------------------------------------------------------------------------------------------

(1) Assumes 6-month LIBOR at 2.17% and is run at the pricing speed to call.
(2) Assumes the 6-month LIBOR instantaneously increases to a level beyond the highest maximum obtainable rate on the Mortgage Loans and run at the pricing speed to call.
(3) Assumes 1-month LIBOR equal 20.00% and payments are received from the applicable Yield Maintenance Agreement(s).

Banc of America Securities LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
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